Exhibit 24.2

                    Transcript from Records of Board of Directors

                                   January 17, 1996

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                    RESOLVED,  that  the  preparation  and filing
               with  the Securities and Exchange Commission of an
               Annual   Report  on  Form  10-K  pursuant  to  the
               Securities Exchange Act of 1934, as amended, including any required exhibits and amendments thereto and containing the information required by such form and any additional information as the officers of the Corporation, with the advice of counsel, deem necessary, advisable or appropriate
               (the    Annual  Report ) are hereby authorized and
               a p p roved; that the Chairman of the Board, President, any Vice President and the Treasurer of the Corporation be, and each of them acting singly hereby is, authorized for and in the name and on behalf of the Corporation to execute the Annual R e port and cause it to be filed with the Securities and Exchange Commission; and that the officers referred to above be, and each of them hereby is, authorized to execute said Annual Report through or by A. D. Oak, D. R. Pokross, Jr.
               or   R.  H.  Kessel,  or  any  of  them,  as  duly
               authorized   attorneys  pursuant  to  a  Power  of
               Attorney in such form as shall be approved by the Corporation's general counsel.

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               I,  R. H. KESSEL, hereby certify that I am Secretary of TECO
          Energy, Inc. (the "Corporation"), a Florida corporation, and there is above set forth a true, correct and complete copy of a certain resolution duly adopted by the Board of Directors of said Corporation at a Regular Meeting of said Board convened and held on January 17, 1996 at which meeting a quorum for the transaction of business was present and acting throughout.
               I further certify that said resolution has not been altered, amended or rescinded and that the same is now in full force and effect.
               WITNESS my hand and the seal of the Corporation this 26th day of March, 1996.


                                                 /s/ R. H. Kessel
                                                        Secretary
                                                    TECO ENERGY, INC.
          (CORPORATE SEAL)

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